Exhibit 10.4

Execution Version

SECOND AMENDMENT TO TERM LOAN AGREEMENT

Dated as of June 18, 2012

by and among

COMMONWEALTH REIT,
as Borrower,

THE LENDERS PARTY HERETO,
as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

and

COMPASS BANK,

REGIONS BANK,

and

ROYAL BANK OF CANADA
as Syndication Agents

and

WELLS FARGO SECURITIES, LLC,
as Sole Arranger and
Sole Bookrunner

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of June 18, 2012, by and among COMMONWEALTH REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of December 16, 2010, as amended by that certain First Amendment to Term Loan Agreement dated as of October 26, 2011 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)                                  The Credit Agreement is amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“Second Amendment” means that certain Second Amendment to Term Loan Agreement dated as of June 18, 2012, by and among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties thereto.

“Second Amendment Date” means June 18, 2012.

“SIR” means Select Income REIT, a real estate investment trust organized under the laws of the State of Maryland.

(b)                                 The Credit Agreement is amended by restating the definitions of “EBITDA”, “Funds From Operations”, “Tangible Net Worth”, “Total Asset Value”, “Unconsolidated Affiliate”, “Unencumbered Asset Value” and “Unencumbered Net Operating Income” set forth in Section 1.1. thereof in their entirety as follows:

“EBITDA” means, with respect to a Person for a given period and without duplication, the sum of (a) net income (or loss) of such Person for such period determined on a consolidated basis exclusive of the following (but only to the extent included in the determination of such net income (loss) for such period): (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties (but not from the sale of Properties developed for the purpose of sale); and (v) in the case of Borrower and its Subsidiaries, equity in the earnings (or loss) of Unconsolidated Affiliates and each of GOV and SIR (but only in the case of GOV and, after it ceases to be a Subsidiary of the Borrower, SIR, if such Person would be an Unconsolidated Affiliate but for the last sentence of the definition of that term); plus (b) in the case of the Borrower and its Subsidiaries cash dividends (other than extraordinary cash dividends or distributions) received by the Borrower or its Subsidiaries from GOV or SIR during such period; plus (c) such Person’s pro rata share of EBITDA of its Unconsolidated Affiliates.  Straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805 shall be disregarded in the determination of EBITDA (to the extent such adjustments would otherwise have been included in the determination of EBITDA).  For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

“Funds From Operations” means, for any period, net income available for common shareholders of the Borrower for such period determined on a consolidated basis, exclusive of the following (to the extent included in the determination of such net income): (a) depreciation and amortization; (b) gains and losses from extraordinary or non-recurring items; (c) gains and losses on sales of real estate; (d) gains and losses on investments in marketable securities; (e) provisions/benefits for income taxes for such period; and (f) Funds From Operations attributable to any Investment held, directly or indirectly, by the Borrower in GOV or SIR; provided, however, cash dividends in respect of such Investments in GOV or SIR that have been actually received by the Borrower or any Subsidiary during such period, shall not be excluded from Funds From Operations by virtue of this clause (f).

“Tangible Net Worth” means, as of any given time: (a) the unallocated gross book value (exclusive of depreciation and amortization) of all real estate assets of the Borrower and its Subsidiaries that constitute Properties at such time; plus (b) the book value of other assets (excluding any real estate assets) of the Borrower and its Subsidiaries; less (c) the book value of the Borrower’s Investment in GOV and SIR; less (d) all amounts appearing on the assets side of a consolidated balance sheet of the Borrower for assets separately classified as intangible assets under GAAP (except for allocations of property purchase prices pursuant to Statement of Financial Accounting Standards number 141 and the like); less (e) all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis; less (f) all other liabilities of the Borrower and its Subsidiaries determined on a consolidated basis (except liabilities resulting from allocations of property purchase prices pursuant to Statement of Financial Accounting Standards number 141 and the like).

“Total Asset Value” means the sum of the following (without duplication) of the Borrower and its Subsidiaries for the fiscal quarter most recently ended: (a)(i)(x) Property EBITDA determined on a consolidated basis for such fiscal quarter and which is attributable to the Properties of the Borrower and its Subsidiaries (excluding Property EBITDA attributable to Properties either acquired or disposed of during such fiscal quarter) minus (y) Capital Expenditure Reserves for such Properties for such fiscal quarter times (ii) 4 and divided by (iii) the applicable Capitalization Rate; (b) the purchase price paid for any Property acquired during such fiscal quarter (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements and prior to allocations of property purchase prices pursuant to Statement of Financial Accounting Standards number 141 and the like); (c) the value of the Borrower’s equity Investments in GOV and SIR as of the end of such fiscal quarter, such value determined at the lower of cost or Fair Market Value; (d) all Marketable Securities, cash and cash equivalents; (e) accounts receivable that are not (i) owing in excess of 90 days (or one year in the case of any Governmental Authority of the United States of America (but not political subdivisions thereof)) as of the end of such fiscal quarter or (ii) being contested in writing by the obligor in respect thereof (in which case only such portion being contested shall be excluded from Total Asset Value); (f) prepaid taxes and operating expenses as of the end of such fiscal quarter; (g) the book value of all Developable Property as of the end of such fiscal quarter; (h) the book value of all other tangible assets (excluding land or other real property) as of the end of such fiscal quarter; (i) the book value of all Unencumbered Mortgage Notes as of the end of such fiscal quarter; and (j) the Borrower’s pro rata share of the preceding items (other than those referred to in clause (c)) of any Unconsolidated Affiliate of the Borrower.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.  Notwithstanding the foregoing (a) GOV shall not be considered to be an Unconsolidated Affiliate and (b) if at any time after the Second Amendment Date, SIR ceases to be a Subsidiary of the Borrower, then in no event shall SIR be considered to be an Unconsolidated Affiliate.

“Unencumbered Asset Value” means, at any given time, the sum of: (a)(i) Net Operating Income from all Unencumbered Assets for the fiscal quarter most recently ending times (ii) 4 divided by (iii) the Capitalization Rate; and (b) the value of the Equity Interests in GOV and SIR owned by the Borrower, such value determined at the lower of cost or Fair Market Value, so long as such Equity Interests are not subject to any Liens (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (i) of the definition thereof) or to any Negative Pledge; and (c) unrestricted cash and Cash Equivalents of the Borrower so long as such cash and Cash Equivalents are not subject to any Liens (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (i) of the definition thereof) or to any Negative Pledge.  To the extent that Equity Interests of GOV and SIR owned by the Borrower would in the aggregate account for more than 20.0% of Unencumbered Asset Value, such excess shall be excluded.  To the extent that Properties leased by the Borrower or a Guarantor pursuant to a ground lease would, in the aggregate, account for more than 5.0% of Unencumbered Asset Value, such excess shall be excluded.  To the extent that the Net Operating Income of Unencumbered Non-Domestic Properties would account for more than 20.0% of Unencumbered Net Operating Income, such excess shall be excluded.  With respect to any Unencumbered Asset acquired during such fiscal quarter, Net Operating Income attributable to such Unencumbered Asset shall be included in the calculation of Unencumbered Asset Value on a pro forma basis reasonably acceptable to Administrative Agent.  Net Operating Income attributable to an Unencumbered Asset disposed of during the applicable fiscal quarter shall be excluded from the calculation of Unencumbered Asset Value.

“Unencumbered Net Operating Income” means the sum of (a) Net Operating Income from all Unencumbered Assets for the fiscal quarter most recently ending and (b) cash dividends received by the Borrower or any of its Subsidiaries from GOV or SIR during the fiscal quarter most recently ending.

(c)                                  The Credit Agreement is amended by adding the following sentence to the end of the defined term “Excluded Subsidiary”:

In addition, each of SIR and its Subsidiaries shall be deemed to be an Excluded Subsidiary so long as (A) any Person that is not an Affiliate of the Borrower owns any Equity Interest in SIR and (B) in the case of a Subsidiary of SIR, neither the Borrower nor any of its Affiliates (other than SIR and its Subsidiaries) owns any Equity Interest in such Subsidiary.

(d)                                 The Credit Agreement is amended by adding the following sentence to the end of Section 1.2.:

For purposes of the definitions of “Adjusted EDITDA”, “EBITDA”, “Fixed Charges”, Funds From Operations”, “Tangible Net Worth”, “Total Asset Value”, “Total Indebtedness”, “Unsecured Debt Service” and “Unsecured Indebtedness”, and when determining compliance with the financial covenants in Sections 9.1.(a), 9.1.(b), 9.1.(c), 9.1.(d), 9.1.(e), and 9.1.(f), none of SIR and its Subsidiaries shall be considered to be Subsidiaries of the Borrower so long as (A) any Person that is not an Affiliate of the Borrower owns any Equity Interest in SIR and (B) in the case of a Subsidiary of SIR, neither the Borrower nor any of its Affiliates (other than SIR and its Subsidiaries) owns any Equity Interest in such Subsidiary.

(e)                                  The Credit Agreement is amended by restating Section 9.1.(f) in its entirety as follows:

(f)                                    Minimum Tangible Net Worth.  The Borrower shall not permit Tangible Net Worth at any time to be less than (i) $3,000,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected by the Borrower or any Subsidiary (other than Equity Issuances to the Borrower or any Subsidiary) after March 31, 2012.

(f)                                    The Credit Agreement is amended by adding the following parenthetical to the end of Section 9.1.(g)(ii):

(provided that any Investments in Foreign Subsidiaries that are Subsidiaries of SIR will not be treated as Investments for the purposes of this clause (ii))

(g)                                 The Credit Agreement is amended by (i) replacing the period at the end of clause (iv) of Section 9.1.(h) with a semicolon and (ii) adding a new proviso to the end of Section 9.1.(h) to read as follows:

provided that Investments by SIR and its Subsidiaries in Assets Under Development, Mortgage Receivables and Unimproved Land will not be treated as Investments for the purposes of subsection (ii), (iii) or (iv) of this Section 9.1(h).

(h)                                 The Credit Agreement is amended by amending Section 9.1.(i) in full to read as follows:

(i)                                     Dividends and Other Restricted Payments.  If an Event of Default exists, the Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payments except that (i) the Borrower may declare and make cash distributions to its shareholders in an aggregate amount not to exceed the minimum amount necessary for the Borrower to remain in compliance with Section 7.11. and Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary; provided that if an Event of Default specified in Section 10.1.(a), Section 10.1.(e) or Section 10.1.(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 10.2.(a), the Borrower shall not, and shall not permit any Subsidiary to, make any Restricted Payments to any Person (except that Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary); and (ii) SIR may declare and make Restricted Payments to its shareholders.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                  A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and Lenders holding at least 66 2/3% of the principal amount of the aggregate outstanding Loans;

(b)                                 An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)                                  Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                  Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or

(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

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COMPASS BANK, as a Lender

By:	/s/ Kent Gorman
	Name:	Kent Gorman
	Title:	Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title	Authorized Signatory

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

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PNC BANK, as a Lender

By:	/s/ Douglas E. Blackman
	Name:	Douglas E. Blackman
	Title:	Senior Vice President

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SOVEREIGN BANK, as a Lender

By:	/s/ John Everly
Name:	John Everly
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Adrienne Young
	Name:	Adrienne Young
	Title:	Vice-President

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UNION BANK, N.A., as a Lender

By:	/s/ Ben Lewis
	Name:	Ben Lewis
	Title:	SVP

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BANK OF NOVA SCOTIA, as a Lender

By:	/s/ George Sherman
	Name:	George Sherman
	Title:	Director

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SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz A. Armstrong
	Name:	Ahaz A. Armstrong
	Title:	Assistant Vice President

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COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

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FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hofmann
	Name:	Dawn Hofmann
	Title:	Vice President

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MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender

By:	/s/ Fauzi Zulkifli
	Name:	Fauzi Zulkifli
	Title:	General Manager

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 18, 2012 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Commonwealth REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of December 16, 2010, as amended by that certain First Amendment to Term Loan Agreement dated as of October 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of December 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Second Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

ASA PROPERTIES TRUST
BLUE DOG BOOKSPAN PROPERTIES LLC
BLUE DOG LLC
BLUE DOG PROPERTIES TRUST
CANDLER ASSOCIATES, L.L.C.
CANDLER PROPERTY TRUST
CW LA PROPERTIES TRUST
CW NOM LLC
FIRST ASSOCIATES LLC
HAWAII 2X5 O PROPERTIES TRUST
HIGGINS PROPERTIES LLC
HRPT LENEXA PROPERTIES TRUST
HUB ACQUISITION TRUST
HUB MADRONE PROPERTIES LLC
HUB MID-WEST LLC
HUB PROPERTIES GA LLC
HUB PROPERTIES TRUST
HUB REALTY FUNDING, INC.
INDEMNITY COLLECTION CORPORATION
LTMAC PROPERTIES LLC
MASTERS PROPERTIES LLC
ORVILLE PROPERTIES LLC
OSCAR PROPERTIES TRUST
RFRI PROPERTIES LLC
ROBIN 1 PROPERTIES LLC
TANAKA PROPERTIES LLC
TEDCAL PROPERTIES LLC
TSM PROPERTIES LLC
Z&A PROPERTIES LLC

By:
Name:
Title:

HRPT MEDICAL BUILDINGS REALTY TRUST
HUB MA REALTY TRUST
MOB REALTY TRUST
PUTNAM PLACE REALTY TRUST

By:
Name:
Title: